UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 31, 2006
ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Studebaker, Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 595-7200
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 1.2
EXHIBIT 5.1
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On May 31, 2006, Endologix, Inc. (the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Canaccord Adams Inc. (“Canaccord Adams”), pursuant to which Canaccord Adams agreed to act as the Company’s exclusive placement agent and to use its commercially reasonable efforts to arrange for the sale of 6,061,000 shares of the Company’s common stock in a registered direct public offering.
     On May 31, 2006, the Company and certain investors entered into individual Stock Purchase Agreements (the “Purchase Agreements”), pursuant to which the Company agreed to sell an aggregate of 6,061,000 shares of its common stock to such investors at a purchase price of $3.30 per share, resulting in gross proceeds to the Company of approximately $20,000,000. The transaction is expected to close on June 2, 2006, subject to satisfaction of customary closing conditions.
     The common stock will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission on June 1, 2006, in connection with a takedown from our shelf registration statement on Form S-3 (File No. 333-133598), which became effective on May 11, 2006. A copy of the opinion of Stradling Yocca Carlson & Rauth relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.
     Copies of the Placement Agency Agreement and the form of Stock Purchase Agreement are attached hereto as Exhibits 1.1 and 1.2, respectively, and are incorporated herein by reference. A copy of the press release announcing the registered direct public offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
1.1	Placement Agency Agreement, dated May 31, 2006, by and between Endologix, Inc. and Canaccord Adams Inc.
1.2	Form of Stock Purchase Agreement.
5.1	Opinion of Stradling Yocca Carlson & Rauth.
23.1	Consent of Stradling Yocca Carlson & Rauth (included in Exhibit 5.1).
99.1	Press Release, dated June 1, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: June 1, 2006	/s/ Robert J. Krist

Robert J. Krist
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Placement Agency Agreement, dated May 31, 2006, by and between Endologix, Inc. and Canaccord Adams Inc.
1.2	Form of Stock Purchase Agreement.
5.1	Opinion of Stradling Yocca Carlson & Rauth.
23.1	Consent of Stradling Yocca Carlson & Rauth (included in Exhibit 5.1).
99.1	Press Release, dated June 1, 2006.